Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of May 4, 2018 (this “Second Amendment”), is made by and among AFFINION GROUP, INC., a Delaware corporation (the “Borrower”), HPS INVESTMENT PARTNERS, LLC, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), the Revolving Facility Lenders and for purposes of Section 3 hereof each other Loan Party party hereto. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Amended Credit Agreement.

RECITALS

A. AFFINION GROUP HOLDINGS, INC., a Delaware corporation (“Holdings”), the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of May 10, 2017, (as amended by that First Amendment to Credit Agreement, dated November 30, 2017 and as further amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the “Existing Credit Agreement”; and as amended hereby, the “Amended Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Commitments (subject to the terms and conditions thereof) to the Borrower; and

B. The Borrower wishes, and the Revolving Facility Lenders signatory hereto and the Administrative Agent are willing, to amend the Existing Credit Agreement pursuant to Section 9.09(h) of the Existing Credit Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Existing Credit Agreement. As of the Second Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended by replacing the reference to “the day that is the twelve month anniversary of the Closing Date” in Section 2.08(a)(i)(x) of the Existing Credit Agreement, with “August 10, 2018”.

SECTION 2. Conditions to Effectiveness. This Second Amendment shall not become effective until the date (the “Second Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.09 of the Existing Credit Agreement):

(a)	The Administrative Agent shall have received from all Revolving Facility Lenders, the Borrower and the other parties hereto, executed counterparts of this Second Amendment.

(b)

The Administrative Agent shall have received, on behalf of itself, the Lenders, each Issuing Bank and each Swingline Lender on the Second Amendment Effective Date, the favorable written opinion of Akin Gump Strauss Hauer & Feld LLP, counsel to the Borrower, (i) in form and

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substance reasonably satisfactory to the Administrative Agent, (ii) dated as of the Second Amendment Effective Date and (iii) addressed to the Lenders, each Issuing Bank, each Swingline Lender and the Administrative Agent, covering such matters relating to this Second Amendment and the Loan Documents as the Administrative Agent shall reasonably request.

(c)	The Administrative Agent shall have received a customary certificate from a Responsible Officer of the Borrower, in form and substance satisfactory to the Administrative Agent and addressed to the Administrative Agent, the Lenders, each Issuing Bank and each Swingline Lender, certifying that Holdings and its subsidiaries, on a consolidated basis are solvent.

(d)	The Administrative Agent shall have received a certificate from a Responsible Office of Holdings, dated the Second Amendment Effective Date, confirming: (i) the representations and warranties set forth in the Loan Documents that are qualified by materiality shall be true and correct, and the representations and warranties that are not so qualified shall be true and correct in all material respects, in each case on and as of the date of the Second Amendment Effective Date and (ii) no Event of Default or Default has occurred and is continuing or would result here from.

(e)	The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date and, to the extent invoiced at least 3 Business Days prior to the Second Amendment Effective Date, all other amounts due and payable pursuant to the Loan Documents on or prior to the Second Amendment Effective Date, including reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Latham & Watkins LLP) required to be reimbursed or paid by the Loan Parties hereunder, under any Loan Document.

SECTION 3. Ratification and Affirmation. The Borrower and each other Loan Party does hereby adopt, ratify, and confirm the Existing Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. The Borrower and each Other Loan Party hereby (a) acknowledges, renews and extends its continued liability under each Loan Document and agrees that each Loan Document remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and shall not be impaired or limited by the execution or effectiveness of this Amendment, (b) confirms and ratifies all of its obligations under the Loan Documents, including its obligations and the Liens and security interests granted by it under the Security Documents and (c) confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Existing Credit Agreement as amended and supplemented hereby without impairing any such obligations or Liens in any respect. Notwithstanding the conditions to effectiveness set forth in this Amendment, no consent by any Loan Party (other than the Borrower) is required by the terms of the Credit Agreement or any other Loan Document to the amendments to the Credit Agreement effected pursuant to this Amendment and nothing in the Amended Credit Agreement, this Amendment or any other Loan Document shall be deemed to require its consent to any future amendments to the Credit Agreement, except to the extent expressly set forth in Section 9.09 of the Amended Credit Agreement.

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SECTION 4. Miscellaneous.

(a)	Confirmation. The provisions of the Loan Documents, as amended by this Second Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Second Amendment.

(b)	Loan Document. This Second Amendment and each agreement, instrument, certificate or document executed by the Borrower or any other Loan Party or any of its or their respective officers in connection therewith are “Loan Documents” as defined and described in the Amended Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

(c)	Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(d)	ENTIRE AGREEMENT. THIS SECOND AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AND ENTIRE AGREEMENT RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE ADMINISTRATIVE AGENT OR ANY LENDER, ISSUING BANK OR SWINGLINE LENDER RELATIVE TO THE SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN OR IN THE OTHER LOAN DOCUMENTS.

(e)	GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(f)	THE PROVISIONS OF SECTION 9.13 AND 9.17 OF THE AMENDED CREDIT AGREEMENT SHALL APPLY, MUTATIS MUTANDIS, TO THIS SECOND AMENDMENT.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the date first written above.

AFFINION GROUP, INC., as Borrower

By:	/s/ Gregory S. Miller

Name:	Gregory S. Miller
Title: Executive Vice President and Chief Financial Officer

[Signature Page — Second Amendment to Credit Agreement]

AFFINION GROUP HOLDINGS, INC.

AFFINION BENEFITS GROUP, LLC

AFFINION BRAZIL HOLDINGS I, LLC

AFFINION BRAZIL HOLDINGS II, LLC

AFFINION DATA SERVICES, INC.

AFFINION DEVELOPMENTS, LLC

AFFINION GROUP, LLC

AFFINION INVESTMENTS II, LLC

AFFINION PD HOLDINGS, INC.

AFFINION PUBLISHING, LLC

BREAKFIVE, LLC

CARDWELL AGENCY, INC.

CCAA, CORPORATION

CONNEXIONS LOYALTY GLOBAL TRAVEL
    FULFILLMENT LLC

CONNEXIONS LOYALTY TRAVEL SOLUTIONS
    LLC

CONNEXIONS LOYALTY, INC.

CONNEXIONS SM VENTURES, LLC

CONNEXIONS SMV, LLC

GLOBAL PROTECTION SOLUTIONS, LLC

LIFT MEDIA, LLC

LONG TERM PREFERRED CARE, INC.

LOYALTY TRAVEL AGENCY LLC

PROPP CORP.

TRAVELERS ADVANTAGE SERVICES, LLC

TRILEGIANT AUTO SERVICES, INC.

TRILEGIANT CORPORATION

TRILEGIANT INSURANCE SERVICES, INC.

TRILEGIANT RETAIL SERVICES, INC.

WATCHGUARD REGISTRATION SERVICES,
    INC.

WEBLOYALTY HOLDINGS, INC.

WEBLOYALTY.COM, INC.

By:	/s/ Gregory S. Miller

Name:	Gregory S. Miller
Title: Executive Vice President and Chief Financial Officer

[Signature Page — Second Amendment to Credit Agreement]

AFFINION INVESTMENTS, LLC

By:	Affinion Group, Inc., its non-economic managing member

By:	/s/ Gregory S. Miller

Name:	Gregory S. Miller
Title: Executive Vice President and Chief Financial Officer

AFFINION NET PATENTS, INC.

By:	/s/ Gregory S. Miller

Name:	Gregory S. Miller
Title: Secretary and Treasurer

CONNEXIONS LOYALTY ACQUISITION, LLC

By:	/s/ Gregory S. Miller

Name:	Gregory S. Miller
Title:	Vice President and Treasurer

[Signature Page — Second Amendment to Credit Agreement]

CUC ASIA HOLDINGS, by its partners

TRILEGIANT CORPORATION

By:	/s/ Gregory S. Miller

Name: Gregory S. Miller
Title: Executive Vice President and Chief Financial Officer

and

TRILEGIANT RETAIL SERVICES, INC.

By:	/s/ Gregory S. Miller

Name:	Gregory S. Miller
Title: Executive Vice President and Chief Financial Officer

INCENTIVE NETWORKS LLC

By:	/s/ Gregory S. Miller

Name:	Gregory S. Miller
Title: Chief Financial Officer

AFFINION INTERNATIONAL HOLDINGS LIMITED

By:	/s/ Michele Conforti

Name:	Michele Conforti
Title:	Director

[Signature Page — Second Amendment to Credit Agreement]

AFFINION INTERNATIONAL LIMITED

By:	/s/ Michele Conforti
Name: Michele Conforti
Title: Director

AFFINION INTERNATIONAL TRAVEL HOLDCO LIMITED

By:	/s/ Michele Conforti
Name: Michele Conforti
Title: Director

LOYALTY VENTURES LIMITED

By:	/s/ Martin Child
Name: Martin Child
Title: Director

WEBLOYALTY INTERNATIONAL LIMITED

By:	/s/ Martin Child
Name: Martin Child
Title: Director

AFFINION INTERNATIONAL B.V.

By:	/s/ Richard Kemperman
Name: Richard Kemperman
Title: Director

[Signature Page — Second Amendment to Credit Agreement]

BASSAE HOLDING B.V.

By:	/s/ Richard Kemperman
Name: Richard Kemperman
Title: Director

WEBLOYALTY HOLDINGS COÖPERATIEF U.A.

By:	/s/ Richard Kemperman
Name: Richard Kemperman
Title: Director

WEBLOYALTY INTERNATIONAL SÀRL

By:	/s/ Martin Child
Name: Martin Child
Title: President

[Signature Page — Second Amendment to Credit Agreement]

HPS INVESTMENT PARTNERS, LLC, as Administrative Agent

By:	/s/ Colbert Cannon
Name: Colbert Cannon
Title: Managing Director

[Signature Page — Second Amendment to Credit Agreement]

SLF 2016 INSTITUTIONAL HOLDINGS L.P., as a Revolving Facility Lender

By:	HPS INVESTMENT PARTNERS, LLC, its manager

By:	/s/ Colbert Cannon

Name:	Colbert Cannon
Title: Managing Director

SPECIALTY LOAN FUND 2016-L, L.P., as a Revolving Facility Lender

By:	HPS INVESTMENT PARTNERS, LLC, its manager

By:	/s/ Colbert Cannon

Name:	Colbert Cannon
Title: Managing Director

RED CEDAR FUND 2016, L.P., as a Revolving Facility Lender

By:	HPS INVESTMENT PARTNERS, LLC, its manager

By:	/s/ Colbert Cannon

Name:	Colbert Cannon
Title: Managing Director

SPECIALTY LOAN FUND 2016, L.P., as a Revolving Facility Lender

By:	HPS INVESTMENT PARTNERS, LLC, its manager

By:	/s/ Colbert Cannon

Name:	Colbert Cannon
Title: Managing Director

[Signature Page — Second Amendment to Credit Agreement]

PRIVATE LOAN OPPORTUNITIES FUND, L.P., as a Revolving Facility Lender

By:	HPS INVESTMENT PARTNERS, LLC, its manager

By:	/s/ Colbert Cannon

Name:	Colbert Cannon
Title: Managing Director

CACTUS DIRECT LENDING FUND, L.P., as a Revolving Facility Lender

By:	HPS INVESTMENT PARTNERS, LLC, as Investment Manager

By:	/s/ Colbert Cannon

Name:	Colbert Cannon
Title: Managing Director

[Signature Page — Second Amendment to Credit Agreement]